Exhibit 10.18

                                 AMENDMENT NO. 2


     This Amendment No. 2 dated as of February 12, 2003 (this "Amendment") is executed with reference to the Loan Agreement (the "Loan Agreement") dated as of December 19, 2000, among The Mississippi Band of Choctaw Indians d/b/a Choctaw Resort Development Enterprise (the "Borrower"), an unincorporated business enterprise of The Mississippi Band of Choctaw Indians, a federally recognized Indian Tribe and Native American sovereign nation (the "Tribe"), the Tribe, Bank of America, N.A. (the "Administrative Agent"), and each other lender whose name is set forth on the signature pages thereof or which may have executed and delivered an Assignment Agreement (as amended from time to time, the "Loan Agreement").

                                    RECITALS


     A. While the Borrower has not yet finalized its accounts as of such date, Borrower anticipates that it may not be in compliance with the Total Leverage Ratio covenant set forth in Section 7.12 of the Loan Agreement and the Fixed Charge Coverage covenant set forth in Section 7.13 of the Loan Agreement, in each case as of the last day of the Fiscal Quarter ended December 31, 2002..

     B. The Lenders are willing to waive any such non-compliance in accordance with the terms and provisions of this Amendment.

     NOW, THEREFORE, the parties hereby agree to amend the Loan Agreement as follows:

     1. Defined Terms. All initially capitalized terms used in this Amendment without definition shall have the respective meanings assigned thereto in the Loan Agreement.

     2. Calculation of the Fixed Charge Coverage Ratio and Total Leverage Ratio for the Fiscal Quarter ended December 31, 2002. The parties hereby agree that:

          (a) for the purpose of computing compliance with Section 7.12 as of December 31, 2002 only, the denominator of the Total Leverage Ratio shall be equal to actual Gaming EBITDA for the twelve month period then ended, rather than Annualized Gaming EBITDA.(the Total Leverage Ratio, being calculated in this manner, is hereinafter referred to as the "Non-Annualized Total Leverage Ratio");

          (b) for the purpose of computing compliance with Section 7.13 as of December 31, 2002 only, the numerator of the Fixed Charge Coverage Ratio shall be equal to actual Gaming EBITDA for the twelve month period then ended, rather than Annualized Gaming EBITDA (the Fixed Charge Coverage Ratio, being calculated in this manner, is hereinafter referred to as the "Non-Annualized Fixed Charge Coverage Ratio");

          (c) the Total Leverage Ratio and Fixed Charge Coverage Ratio shall continue to be calculated in the manner otherwise required by the Loan Agreement as of each other date, and for the purpose of determining the interest rates payable under the Loan Agreement (but specifically excluding any default interest rate which may have been applicable because of any non-compliance with the covenants of Sections 7.12 and 7.13 as aforesaid); and

          (d) in reliance upon the representations and warranties set forth in
     Section 3, the Lenders hereby waive any failure of the Borrower to comply with Sections 7.12 and 7.13 of the Loan Agreement as of December 31, 2002 only. This is a one time waiver, and the Borrower shall comply with these Sections as of each other date of determination.

     3. Representation and Warranty. The Borrower hereby represents and warrants that (a) the Non-Annualized Total Leverage Ratio as of December 31, 2002 was not greater than 2.60:1.00, (b) the Non-Annualized Fixed Charge Coverage Ratio as of December 31, 2002 was not less than 1.05:1.00, and (c) except as may be waived hereby, no Default or Event of Default has occurred and remains continuing.

     4. Conditions Precedent. As conditions precedent to the effectiveness of this Amendment the Administrative Agent shall have received (i) executed counterparts of this Amendment from the Borrower and Tribe, and (ii) consents hereto from the Requisite Lenders under the Loan Agreement.

     5. Fee. In the event that it is determined that the Non-Annualized Leverage Ratio as of December 31, 2002 was in excess of 2.50:1.00, then Borrower shall pay to each of the Lenders through the Administrative Agent an amendment fee equal to 5 basis points times their respective Pro Rata Shares, within two Business Days following the delivery of Borrower's Compliance Certificate for such Fiscal Quarter (but not later than February 14, 2003).

     6. Counterparts. This Amendment may be executed in counterparts in accordance with Section 13.7 of each of the Loan Agreements.

     7. Confirmation. In all other respects, the Loan Agreement is confirmed.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.


                          "Borrower":

                          THE MISSISSIPPI BAND OF CHOCTAW
                          INDIANS D/B/A CHOCTAW RESORT
                          DEVELOPMENT ENTERPRISE


                          By:      /s/ Phillip Martin
                          ----------------------------------------------
                                   Phillip Martin, Chairman of the Board


                          By:      /s/ Harrison Ben
                          ----------------------------------------------
                                   Harrison Ben, Secretary Treasurer

                               "Tribe":

                               THE MISSISSIPPI BAND OF CHOCTAW
                               INDIANS


                               By:      /s/ Phillip Martin
                               ----------------------------------------
                                        Phillip Martin, Chief


                               By:      /s/ Harrison Ben
                               ----------------------------------------
                                        Harrison Ben, Secretary Treasurer


                               BANK OF AMERICA, N.A., as Administrative
                               Agent under each of the Loan Agreements


                               By:      /s/ Gina Meador
                               ---------------------------------------
                                        Gina Meador, Vice President

                                CONSENT OF LENDER


     This Consent of Lender is delivered with reference to the Loan Agreement dated as of December 19, 2000, among The Mississippi Band of Choctaw Indians d/b/a Choctaw Resort Development Enterprise (the "Borrower"), an unincorporated business enterprise of The Mississippi Band of Choctaw Indians, a federally recognized Indian Tribe and Native American sovereign nation (the "Tribe"), the Tribe, the Lenders referred to therein, and Bank of America, N.A., as Administrative Agent. Terms defined in the Loan Agreements are used herein with the same meanings.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 2 to Loan Agreements by the Administrative Agent thereunder on behalf of the Lenders thereunder, substantially in the form presented to the undersigned as a draft.


                                  Bank of America, N.A.
                                  -------------------------------
                                  [Typed/Printed Name of Bank]


                                  By:      /s/ Scott L. Faber
                                  -------------------------------


                                  Scott L. Faber, Managing Director
                                  -------------------------------
                                  [Typed/Printed Name and Title]


Dated:   2-10 , 2003
    -----------

                                CONSENT OF LENDER


     This Consent of Lender is delivered with reference to the Loan Agreement dated as of December 19, 2000, among The Mississippi Band of Choctaw Indians d/b/a Choctaw Resort Development Enterprise (the "Borrower"), an unincorporated business enterprise of The Mississippi Band of Choctaw Indians, a federally recognized Indian Tribe and Native American sovereign nation (the "Tribe"), the Tribe, the Lenders referred to therein, and Bank of America, N.A., as Administrative Agent. Terms defined in the Loan Agreement are used herein with the same meanings.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 2 to Loan Agreement by the Administrative Agent thereunder on behalf of the Lenders thereunder, substantially in the form presented to the undersigned as a draft.

                                ------------------------------------
                                The CT Group/Equipment Financing, Inc.


                                By:      /s/ Katie J. Saunders
                                ------------------------------------

                                ----------------------------------------
                                Katie J. Saunders, Senior Credit Analyst


Dated:  February 11    , 2003
     ------------------

                                CONSENT OF LENDER


     This Consent of Lender is delivered with reference to the Loan Agreement dated as of December 19, 2000, among The Mississippi Band of Choctaw Indians d/b/a Choctaw Resort Development Enterprise (the "Borrower"), an unincorporated business enterprise of The Mississippi Band of Choctaw Indians, a federally recognized Indian Tribe and Native American sovereign nation (the "Tribe"), the Tribe, the Lenders referred to therein, and Bank of America, N.A., as Administrative Agent. Terms defined in the Loan Agreement are used herein with the same meanings.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 2 to Loan Agreement by the Administrative Agent thereunder on behalf of the Lenders thereunder, substantially in the form presented to the undersigned as a draft.


                                 Hibernia National Bank
                                 ----------------------------------
                                 [Typed/Printed Name of Bank]


                                 By:      /s/ Chris Hasken, V.P.
                                 ----------------------------------


                                 Chris Hasken, V.P.
                                 ----------------------------------
                                 [Typed/Printed Name and Title]


Dated:   February 10     , 2003
       ------------------

                                CONSENT OF LENDER


     This Consent of Lender is delivered with reference to the Loan Agreement dated as of December 19, 2000, among The Mississippi Band of Choctaw Indians d/b/a Choctaw Resort Development Enterprise (the "Borrower"), an unincorporated business enterprise of The Mississippi Band of Choctaw Indians, a federally recognized Indian Tribe and Native American sovereign nation (the "Tribe"), the Tribe, the Lenders referred to therein, and Bank of America, N.A., as Administrative Agent. Terms defined in the Loan Agreement are used herein with the same meanings.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 2 to Loan Agreement by the Administrative Agent thereunder on behalf of the Lenders thereunder, substantially in the form presented to the undersigned as a draft.


                                 National City Bank of Michigan/Illinois
                                 ----------------------------------------
                                 [Typed/Printed Name of Bank]


                                 By:      /s/ Michael C. Mulder
                                 ------------------------------


                                 Michael C. Mulder
                                 ------------------------------
                                 [Typed/Printed Name and Title]


Dated:   Feb. 11th    , 2003
      ----------------

                                CONSENT OF LENDER


     This Consent of Lender is delivered with reference to the Loan Agreement dated as of December 19, 2000, among The Mississippi Band of Choctaw Indians d/b/a Choctaw Resort Development Enterprise (the "Borrower"), an unincorporated business enterprise of The Mississippi Band of Choctaw Indians, a federally recognized Indian Tribe and Native American sovereign nation (the "Tribe"), the Tribe, the Lenders referred to therein, and Bank of America, N.A., as Administrative Agent. Terms defined in the Loan Agreement are used herein with the same meanings.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 2 to Loan Agreement by the Administrative Agent thereunder on behalf of the Lenders thereunder, substantially in the farm presented to the undersigned as a draft.


                                   TRUSTMARK NATIONAL BANK
                                   ---------------------------
                                   [Typed/Printed Name of Bank]


                                   By:      /s/ Craig E. Sosebee
                                   -----------------------------


                                   CRAIG E. SOSEBEE, VICE PRESIDENT
                                   ---------------------------------
                                   [Typed/Printed Name and Title]


Dated:   February 11    , 2003
     --------------------




                                CONSENT OF LENDER


     This Consent of Lender is delivered with reference to the Loan Agreement dated as of December 19, 2000, among The Mississippi Band of Choctaw Indians d/b/a Choctaw Resort Development Enterprise (the "Borrower"), an unincorporated business enterprise of The Mississippi Band of Choctaw Indians, a federally recognized Indian Tribe and Native American sovereign nation (the "Tribe"), the Tribe, the Lenders referred to therein, and Bank of America, N.A., as Administrative Agent. Terms defined in the Loan Agreement are used herein with the same meanings.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 2 to Loan Agreement by the Administrative Agent thereunder on behalf of the Lenders thereunder, substantially in the form presented to the undersigned as a draft.


                                  Union Planters Bank, National Association
                                  -----------------------------------------
                                  [Typed/Printed Name of Bank]


                                  By:      /s/ Larry Ratzlaff
                                     -------------------------------------


                                  Larry Ratzlaff, Senior Vice President
                                  ----------------------------------------
                                  [Typed/Printed Name and Title]


Dated:  February 14    , 2003
     -------------------



                                CONSENT OF LENDER


     This Consent of Lender is delivered with reference to the Loan Agreement dated as of December 19, 2000, among The Mississippi Band of Choctaw Indians d/b/a Choctaw Resort Development Enterprise (the "Borrower"), an unincorporated business enterprise of The Mississippi Band of Choctaw Indians, a federally recognized Indian Tribe and Native American sovereign nation (the "Tribe"), the Tribe, the Lenders referred to therein, and Bank of America, N.A., as Administrative Agent. Terms defined in the Loan Agreements are used herein with the same meanings.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 2 to Loan Agreements by the Administrative Agent thereunder on behalf of the Lenders thereunder, substantially in the form presented to the undersigned as a draft.


                                      Wells Fargo Bank
                                      --------------------------
                                      [Typed/Printed Name of Bank]


                                      By:      /s/ Rick Bokum
                                      --------------------------


                                      Rick Bokum, Vice President
                                      -----------------------------
                                      [Typed/Printed Name and Title]


Dated:   2/11   , 2003
      ----------